BB&T VARIABLE INSURANCE FUNDS
Supplement dated February 13, 2007
to the BB&T Large Cap Growth VIF Prospectus
dated May 1, 2006.
Reorganization of the BB&T Large Cap Growth VIF (“Large Cap Growth VIF”) with and into the BB&T Large Cap VIF (“Large Cap VIF”).
Effective February 12, 2007, the Large Cap Growth VIF was merged with and into the Large Cap VIF. Shareholders of the Large Cap Growth VIF were issued shares of the Large Cap VIF in exchange for their Large Cap Growth VIF shares. Shares of the Large Cap Growth VIF are no longer available for investment. Shares of the Large Cap VIF continue to be available for investment.
SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE